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                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

                                AMENDMENT NO. 14
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

          This Amendment No. 14 (the "Amendment"), dated as of April 30, 2004, is among ONEIDA LTD., a New York corporation (the "Borrower" or "Oneida"), JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as Administrative Agent under the Amended and Restated Credit Agreement referred to below ("Administrative Agent"), and the Lenders which are parties to the Amended and Restated Credit Agreement referred to below (the "Lenders").

                                 R E C I T A L S

A. Borrower, the Administrative Agent, and the Lenders are parties to an Amended and Restated Credit Agreement dated as of April 27, 2001, as amended by an Amendment No. 1 dated as of May 31, 2001, a Waiver and Amendment No. 2 dated as of December 7, 2001, an Amendment No. 3 dated as of April 23, 2002, an Amendment No. 4 dated as of August 24, 2003, a Limited Waiver and Amendment No. 5 dated as of October 31, 2003, a Limited Waiver and Amendment No. 6 dated as of November 21, 2003, Limited Waiver and Amendment No. 7 dated as of December 12, 2003, Limited Waiver and Amendment No. 8 dated as of January 30, 2004, a Limited Waiver and Amendment No. 9 dated as of February 27, 2004, a Limited Waiver and Amendment No. 10 dated as of March 12, 2004, a Limited Waiver and Amendment No. 11 dated as of March 31, 2004, a Limited Waiver and Amendment No. 12 dated as of April 14, 2004 and a Limited Waiver and Amendment No. 13 dated as of April 30, 2004 (the "Credit Agreement").

B. Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement as set forth herein (as defined in the Credit Agreement).

C. The Administrative Agent and the Lenders are willing to amend the Credit Agreement subject to and upon the terms and conditions set forth herein.

          NOW, THEREFORE, the parties agree as follows:

     1. Definitions. All capitalized terms used in this Amendment which are not otherwise defined shall have the meanings given to those terms in the Credit Agreement, except where such terms are amended herein.

     2. Amendment to Section 1.01 of Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new defined term in the appropriate alphabetical order:

               "Amendment No. 14 Effective Date" means the date on which all the conditions to the Amendment No.
               14, dated as of April 30, 2004, have been satisfied.

     3. Amendment to Section 6.03(a) of the Credit Agreement. Section 6.03(a) of the Credit Agreement is hereby amended by (A) replacing clause (vii) appearing therein in its entirety and inserting the following clause (vii) in lieu thereof:

               (vii) Borrower and its Subsidiaries may sell, transfer, or otherwise dispose of (in one transaction or a series of transactions) the manufacturing and/or distribution centers and other miscellaneous assets and machinery located in Mexico, Canada, Italy and China for an amount not to exceed





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               $10,000,000 in the aggregate for all such sales,
               transfers, or dispositions after the Amendment No.
               11 Effective Date.

; and (B) deleting the words "The amount of each such prepayment of Loans under this Agreement" appearing in the second sentence therein and inserting in lieu thereof the words "The amount of the prepayment required pursuant to clause (vi) above".

     4. Amendment to Section 9.04(b) of the Credit Agreement. Section 9.04(b) of the Credit Agreement is hereby amended by replacing clause (iii) appearing in the proviso in the first sentence thereof and inserting the following in lieu thereof:

               (iii) except in the case of an assignment of the entire remaining amount of the assigning Lender's Commitment, the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless the Administrative Agent otherwise consents and each Lender agrees that it will not enter into an assignment that would result in such Lender's Commitment being less than $5,000,000.

5. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that the following statements are true, correct and complete:

          (a) Representations and Warranties. Each of the representations and warranties made by the Borrower in the Credit Agreement, as amended hereby, is true and correct on and as of the date of this Amendment.

          (b) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

          (c) Execution, Delivery and Enforceability. This Amendment has been duly and validly executed and delivered by the Borrower and constitutes its legal, valid and binding obligation, enforceable against the Borrower in accordance with its terms.

     6. Conditions to Effectiveness of Amendment. This Amendment shall be effective on the date (the "Effective Date") when and if each of the following conditions is satisfied:

          (a) Consent of Guarantors. Each of the Guarantors shall have executed and delivered to the Administrative Agent the Consent of Guarantors attached to this Amendment.

          (b) No Default or Event of Default; Accuracy of Representations and Warranties. The Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer certifying that, after giving effect to this Amendment, no Default or Event of Default shall exist and each of the representations and warranties made by the Borrower or any of its Subsidiaries herein and in or pursuant to the Transaction Documents shall be true and correct in all material respects as if made on and as of the date on which this Amendment becomes effective.

          (c) Expense Reimbursements. The Borrower shall have paid all reasonable invoices presented to the Borrower for expense reimbursements (including reasonable attorneys' and financial advisors' fees and disbursements) due to the Administrative Agent (including, without limitation, the fees and expenses of Morgan, Lewis & Bockius LLP and Alvarez & Marsal) or any Lender in accordance with Section 9.03 of the Credit Agreement.


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          (d) Execution by Lenders. The Administrative Agent shall have received a counterpart of this Amendment duly executed and delivered by the Borrower, the Administrative Agent, and the Required Lenders.

          (e) Amendment Pursuant to Note Agreement. The Administrative Agent shall have received a copy of an executed amendment to the 2001 Amended and Restated Note Agreement governing the senior notes of Borrower due May 31, 2005 (the "2001 Amended and Restated Note Agreement"), duly executed by Borrower and the noteholders described therein, amending Section 7.4 of the 2001 Amended and Restated Note Agreement in a form reasonably satisfactory to the Administrative Agent.

     7. Further Assurances. The Borrower agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest (as defined in the Security Agreement) and the rights and remedies created thereby. In addition, as further security for payment and performance of the obligations under the Credit Agreement and as consideration for the Administrative Agent's and the Lenders' agreement to enter into this Amendment, the Borrower hereby further agrees to grant a perfected pledge and security interest in any additional collateral as the Collateral Agent may reasonably request.

     8. Release. For purposes of this Section, the following terms shall have the following definitions:

          (a) "Related Parties" shall mean, with respect to any released party, such party's parents, subsidiaries, affiliates, successors, assigns, predecessors in interest, officers, directors, employees, agents, representatives, attorneys, financial advisors, accountants and shareholders, if any.

          (b) "Claims" shall mean any and all claims, losses, debts, liabilities, demands, obligations, promises, acts, omissions, agreements, costs, expenses, damages, injuries, suits, actions, causes of action, including without limitation, any and all rights of setoff, recoupment or counterclaim of any kind or nature whatsoever, in law or in equity, known or unknown, suspected or unsuspected, contingent or fixed.

     Excluding only the continuing obligations of the Lenders and the Administrative Agent under the express terms of the Credit Agreement, the Transaction Documents and this Amendment, the Borrower hereby releases, acquits and forever discharges the Lenders and the Administrative Agent, and each of them, and their respective Related Parties, of and from any and all Claims arising out of, related or in any way connected with the Credit Agreement, the Transaction Documents or the transactions contemplated by any thereof, including, without limitation, any action or failure to act, prior to the execution of this Amendment, in response to or otherwise in connection with the events or circumstances arising under or otherwise related to the Credit Agreement, the Transaction Documents or any Defaults or Events of Default occurring under the Credit Agreement or the Transaction Documents.

     9. Acknowledgement. The Borrower hereby confirms and acknowledges as of the date hereof that it is validly and justly indebted to the Administrative Agent and the Lenders for the payment of all obligations under the Credit Agreement without offset, defense, cause of action or counterclaim of any kind or nature whatsoever.

     10. Confirmation of Credit Agreement and Security Documents. Except as amended by this Amendment, all the provisions of the Credit Agreement remain in full force and effect from and after the date hereof, and the Borrower hereby ratifies and confirms the Credit Agreement and each of the documents executed in connection therewith. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. From and after the date hereof, all references in the Credit Agreement to "this Agreement", "hereof", "herein", or similar terms, shall refer to the Credit Agreement as amended by this Amendment. Borrower also ratifies and confirms that the Security Documents remain in full force and effect in accordance with their terms and are not impaired or affected by this Amendment.


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     11. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile transmission shall be as effective as delivery of a manually signed counterpart.















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          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.

                                       ONEIDA LTD.

                                       By: /s/ GREGG R. DENNY
                                           ------------------
                                       Name: Gregg R. Denny
                                       Title: Chief Financial Officer


                                       JPMORGAN CHASE BANK (formerly known
                                       as The Chase Manhattan Bank),
                                       individually and as Administrative
                                       Agent

                                       By: /s/ ROGER ODELL
                                           ---------------
                                       Name: Roger Odell
                                       Title: Managing Director


                                       BANC OF AMERICA STRATEGIC SOLUTIONS, INC.
                                       (assignee of Bank of America, Inc.)

                                       By: /s/ DANIEL D. BUTLER
                                           --------------------
                                       Name: Daniel D. Butler
                                       Title: Authorized Officer


                                       FLEET NATIONAL BANK

                                       By: /s/ DANIEL D. BUTLER
                                           --------------------
                                       Name: Daniel D. Butler
                                       Title: Authorized Officer


                                       MANUFACTURERS AND TRADERS TRUST
                                       COMPANY

                                       By: /s/ MICHAEL P. WALLACE
                                           ----------------------
                                       Name: Michael P. Wallace
                                       Title: Senior Vice President


                                       THE BANK OF NOVA SCOTIA

                                       By: /s/ OLIVIA L. BRAUN
                                           -------------------
                                       Name: Olivia L. Braun
                                       Title: Director


                                       DEUTSCHE BANK TRUST COMPANY AMERICAS
                                       by DB SERVICES NEW JERSEY, INC.

                                       By: /s/ EDWARD SCHAFFER
                                           -------------------
                                       Name: Edward Schaffer
                                       Title: Vice President


                       Signature Page to Amendment No. 14


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                                       QUADRANGLE MASTER FUNDING LTD.

                                       By: /s/ ANDREW HERENSTEIN
                                           ---------------------
                                       Name: Andrew Herenstein
                                       Title: Member


                                       SPS HIGH YIELD LOAN TRADING

                                       By: /s/ ROGER ODELL
                                           ---------------
                                       Name: Roger Odell
                                       Title: Managing Director

                                       ANCHORAGE CAPITAL MASTER OFFSHORE, LTD.

                                       By: /s/ ANTHONY DAVIS
                                           -----------------
                                       Name: Anthony Davis
                                       Title: Member





                       Signature Page to Amendment No. 14


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                              CONSENT OF GUARANTORS

          Each of the undersigned is a party to a Subsidiary Guarantee Agreement, a Subordination Agreement and one or more Security Documents and is a Guarantor of the obligations of the Borrower under the Credit Agreement referred to in the foregoing Amendment No. 14 to the Amended and Restated Credit Agreement (the "Amendment"). Each of the undersigned Guarantors hereby (a) consents to the foregoing Amendment, (b) acknowledges that, notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and the Subsidiary Guarantee Agreement, the Subordination Agreement and Security Documents continue in full force and effect, and (c) ratifies and affirms the terms and provisions of the Subsidiary Guarantee Agreement, the Subordination Agreement and Security Documents. All capitalized terms used herein which are not otherwise defined shall have the meanings given to those terms in the Credit Agreement.

          Each of the undersigned hereby agree, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest (as defined in the Security Agreement) and the rights and remedies created thereby. In addition, as further security for payment and performance of the obligations under the Subsidiary Guarantee Agreement and as consideration for the Administrative Agent's and the Lenders' agreement to enter into the Amendment, each of the undersigned hereby further agrees to grant a perfected pledge and security interest in any additional collateral as the Collateral Agent may reasonably request.

          Excluding only the continuing obligations of the Lenders and the Administrative Agent under the express terms of the Credit Agreement, the Transaction Documents and the Amendment, the undersigned hereby releases, acquits and forever discharges the Lenders and the Administrative Agent, and each of them, and their respective Related Parties (as defined below) of and from any and all Claims (as defined below) arising out of, related or in any way connected with the Credit Agreement, the Transaction Documents or the transactions contemplated by any thereof, including, without limitation, any action or failure to act, prior to the execution of the Amendment, in response to or otherwise in connection with the events or circumstances arising under or otherwise related to the Credit Agreement, the Transaction Documents or any Defaults or Events of Default occurring under the Credit Agreement or the Transaction Documents.

          "Related Parties" shall mean, with respect to any released party, such party's parents, subsidiaries, affiliates, successors, assigns, predecessors in interest, officers, directors, employees, agents, representatives, attorneys, accountants and shareholders, if any.

          "Claims" shall mean any and all claims, losses, debts, liabilities, demands, obligations, promises, acts, omissions, agreements, costs, expenses, damages, injuries, suits, actions, causes of action, including without limitation, any and all rights of setoff, recoupment or counterclaim of any kind or nature whatsoever, in law or in equity, known or unknown, suspected or unsuspected, contingent or fixed.

          IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Consent of Guarantors as of the ____ day of April, 2004.


BUFFALO CHINA, INC.                            DELCO INTERNATIONAL LTD.

By: /s/ GREGG R. DENNY                         By: /s/ GREGG R. DENNY
    -----------------------                        -----------------------
Name: Gregg R. Denny                           Name: Gregg R. Denny
Title: Chief Financial Officer                 Title: Chief Financial Officer


ENCORE PROMOTIONS, INC.                        SAKURA, INC.

By: /s/ GREGG R. DENNY                         By: /s/ GREGG R. DENNY
    -----------------------                        -----------------------
Name: Gregg R. Denny                           Name: Gregg R. Denny
Title: Chief Financial Officer                 Title: Chief Financial Officer


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THC SYSTEMS INC.                               KENWOOD SILVER COMPANY, INC.

By: /s/ GREGG R. DENNY                         By: /s/ GREGG R. DENNY
    -----------------------                        -----------------------
Name: Gregg R. Denny                           Name: Gregg R. Denny
Title: Chief Financial Officer                 Title: Chief Financial Officer


ONEIDA SILVERSMITHS INC.                       ONEIDA FOOD SERVICE, INC.

By: /s/ GREGG R. DENNY                         By: /s/ GREGG R. DENNY
    -----------------------                       -----------------------
Name: Gregg R. Denny                           Name: Gregg R. Denny
Title: Chief Financial Officer                 Title: Chief Financial Officer





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